Regulation and Rates	12 Months Ended
Dec. 31, 2016
Regulated Operations [Abstract]
Regulation and Rates

Note 12 — Regulation and Rates

Transmission ROE
Two complaints were filed with FERC seeking to reduce the ROE component of the transmission rates that MISO transmission owners, including Cleco, may collect under the MISO tariff. The first complaint, filed in November 2013, is for the period November 2013 through February 2015. On September 29, 2016, FERC issued a Final Order in response to the first complaint establishing a 10.32% ROE.
The second complaint, filed in February 2015, is for the period February 2015 through May 2016. In June 2016, an ALJ issued an initial decision in the second rate case docket recommending a 9.70% base ROE. A binding FERC order on the second ROE complaint is expected in the second quarter of 2017.
As of December 31, 2016, Cleco Power had $3.3 million accrued for ROE reductions, including accrued interest. On February 13, 2017, $1.2 million of refunds relating to the first complaint were submitted to MISO.
For more information on the ROE complaint, see Note 15 — “Litigation, Other Commitments and Contingencies, and Disclosures about Guarantees — Litigation — Transmission ROE.”

FRP
Cleco Power’s annual retail earnings are subject to an FRP that was approved by the LPSC in June 2014. Under the terms of the FRP, Cleco Power is allowed to earn a target ROE of 10.0%, while providing the opportunity to earn up to 10.9%. Additionally, 60% of retail earnings between 10.9% and 11.75% and all retail earnings over 11.75%, are required to be refunded to customers. The amount of credits due to customers, if any, is determined by Cleco Power and the LPSC annually. Credits are typically included on customers’ bills the following summer, but the amount and timing of the refunds is ultimately subject to LPSC approval. Cleco Power must file annual monitoring reports no later than October 31 for the 12-month period ending June 30. Cleco Power was scheduled to file an application with the LPSC for a new FRP by June 30, 2017. However, as part of the merger approval process, Cleco Power agreed not to file an application for a new FRP or request an increase in base rates until June 30, 2019, with anticipated new rates being effective July 1, 2020.
In October 2015, Cleco Power filed its monitoring report for the 12-month period ended June 30, 2015, which indicated that $0.2 million was due to be returned to eligible customers. On July 27, 2016, the LPSC Staff issued their report indicating agreement with Cleco Power’s refund calculation for the 12-month period ended June 30, 2015. The $0.2 million was refunded to eligible customers in September 2016. On October 31, 2016, Cleco Power filed its monitoring report for the 12-month period ended June 30, 2016, which indicated that no refund was due as a result of the FRP, and $0.3 million was due as a result of the cost of service savings from the Merger Commitments. On December 28, 2016, Cleco Power received its first set of data requests pertaining to the monitoring report and has filed responses. On February 2, 2017, Cleco Power received a second set of data requests. Cleco Power is in the process of preparing responses to these requests. For more information on Merger Commitments, see "— Merger Commitments.”

Merger Commitments
On March 28, 2016, the LPSC approved the Merger. The LPSC’s written order approving the Merger was issued on April 7, 2016. Approval of the Merger was conditioned upon certain commitments, including $136.0 million of customer rate credits. On April 28, 2016, the LPSC voted to issue credits equally to eligible customers with service as of June 30, 2016, beginning in July 2016. As of December 31, 2016, Cleco Power had issued $121.5 million of customer rate credits. Also included in the Merger Commitments were $2.5 million of contributions for economic development for Louisiana state and local organizations to be disbursed over five years, an additional $7.0 million one-time contribution for economic development in Cleco Power’s service territory to be administered by the LED, and $6.0 million of charitable contributions to be disbursed over five years.
In addition, the Merger Commitments included $1.2 million of annual estimated cost of service savings expected as a result of the Merger. The cost savings is not subject to the target ROE or any sharing mechanism in the current FRP and will continue until Cleco Power files for a new FRP in 2019. The cost savings will be refunded to customers annually beginning in September 2017. As of December 31, 2016, Cleco Power had $0.9 million accrued for the cost savings refund. A report on the status of the Merger Commitments must be filed annually by October 31 for the 12-month period ended June 30. On October 31, 2016, Cleco Power filed the annual Merger Commitment status report for the period ended June 30, 2016.

Other
On April 8, 2016, the LPSC issued Docket No. R-34026 to investigate double leveraging issues for all LPSC-jurisdictional utilities whereby double leveraging is utilized to fund a utility’s capital structure, and to consider whether any costs associated with such double leveraging should be included in the rates paid by the utility’s retail customers. Cleco Power filed a motion to intervene in this proceeding along with other Louisiana utilities. On April 8, 2016, the LPSC also issued Docket No. R-34029 to investigate tax structure issues for all LPSC-jurisdictional utilities to consider whether only the state and federal taxes included in a utility’s retail rate will be those that do not exceed the utility’s share of the actual taxes paid to those federal and state taxing authorities. Cleco Power filed a motion to intervene in this proceeding along with other Louisiana utilities. On October 4, 2016, Cleco received the first set of data requests from the LPSC Staff for each of the above mentioned dockets. Cleco has filed responses to the non-confidential requests and is waiting on the completion of a confidentiality agreement to respond to the confidential requests. Cleco anticipates the completion of this agreement in the second quarter of 2017.